SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ___________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event report): July 31, 2003


                             ESCO TECHNOLOGIES INC.
               (Exact Name of Registrant as Specified in Charter)


Missouri                           1-10596                       43-1554045
(State or Other                  (Commission               (I.R.S. Employer
Jurisdiction of Incorporation)    File Number)              Identification No.)


8888 Ladue Road, Suite 200, St. Louis, Missouri                   63124-2056
(Address of Principal Executive Offices)                          (Zip Code)



        Registrant's telephone number, including area code: 314-213-7200


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits

Exhibit No.       Description of Exhibit

   99.1           Press Release dated July 31, 2003


ITEM 9.  REGULATION FD DISCLOSURE

On July 31, 2003, the Company issued a press release announcing the Company's decision to divest its Microfiltration and Separations businesses included in its Filtration / Fluid Flow segment. The press release also announced the decision to close out the Company's synthetic lease obligation by purchasing the three domestic manufacturing properties covered by the synthetic lease facility and to repay and cancel the interest rate swap associated with this obligation. This press release also announced that a web cast of a related conference call would be held on August 1, 2003 at 9:00 a.m., Central time. This press release is furnished as Exhibit 99.1, and incorporated herein by reference.

The press release furnished herewith will be posted to the Company's website located at http://www.escotechnologies.com and can be viewed through the Investor Relations page of the website under the tab "Press Releases", although the Company reserves the right to discontinue that availability at any time.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 31, 2003, the Company issued a press release (Exhibit 99.1 to this report) announcing the Company's decision to divest its Microfiltration and Separations businesses included in its Filtration / Fluid Flow segment. The press release also announced the decision to close out the Company's synthetic lease obligation by purchasing the three domestic manufacturing properties covered by the synthetic lease facility and to repay and cancel the interest rate swap associated with this obligation. This press release also announced that a web cast of a related conference call would be held on August 1, 2003 at 9:00 a.m., Central time.


Other Matters

The information contained in this report, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 as amended ("Exchange Act") or otherwise subject to the liabilities of that section, unless the Company specifically incorporates it by reference in a document filed under the Securities Act of 1933 as amended or the Exchange Act.

Statements in this report, including Exhibit 99.1, regarding the Company's planned divestiture of its Microfiltration and Separations businesses, results after the divestiture, its ability to meet longer-term objectives, and other statements which are not strictly historical are "forward-looking" statements within the meaning of the safe harbor provisions of the federal securities laws. Investors are cautioned that such statements are only predictions, and speak only as of the date of this report. The Company's actual results in the future may differ materially from those projected in the forward-looking statements due to risks and uncertainties that exist in the Company's operations and business environment including, but not limited to: the timing and terms of the divestiture; further weakening of economic conditions in served markets; changes in customer demands or customer insolvencies; competition; intellectual property rights; the Company's successful exploitation of acquired intellectual property rights; the success of future Filtration initiatives adopted by Management; the performance of discontinued operations prior to completing the divestiture; successful execution of planned facility closures, consolidations and relocations with regard to the Company's Puerto Rico facility and U.K. facility; the impact of FASB Interpretation No. 46; consolidation of internal operations; integration of recently acquired businesses; delivery delays or defaults by customers; termination for convenience of customer contracts; timing and magnitude of future contract awards; performance issues with key suppliers and subcontractors; collective bargaining and labor disputes; changes in laws and regulations including changes in accounting standards and taxation requirements; litigation uncertainty; and the Company's successful execution of internal operating plans.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Action of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ESCO TECHNOLOGIES INC.




Dated:     July 31, 2003             By:  /s/ G. E. Muenster
                                          G. E. Muenster
                                          Vice President and
                                          Chief Financial Officer




                                  EXHIBIT INDEX


Exhibit No.                         Description of Exhibit

   99.1                        Press release dated July 31, 2003